SUPPLEMENT DATED JUNE 16, 2003 TO THE PROSPECTUS

DATED MAY 1, 2003

JNL® SERIES TRUST

For the Janus/JNL Global Equities Fund, the last paragraph in the section entitled “The Sub-Adviser and Portfolio Management” should be deleted and replaced in its entirety with the following paragraph:

Laurence Chang, Vice President of Janus Capital and Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund. Laurence Chang is Manager and Executive Vice President of Janus Worldwide Fund, Janus Aspen Worldwide Growth Portfolio and Janus Adviser Worldwide Fund. He also manages separate accounts and an institutional commingled fund in the International Growth discipline. Mr. Chang joined Janus Capital in 1993. Mr. Chang received his Bachelor of Arts degree in religion with a concentration in philosophy from Dartmouth College, graduating summa cum laude, and a Master’s degree in political science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation. Mr. Chang has been co-manager of the Fund since January 2000.

This Supplement is dated June 16, 2003.

(To be used with VC4224 Rev. 05/03, VC5526 Rev 05/03, VC3656 Rev. 05/03, VC3657 Rev. 05/03, VC3723 Rev. 05/03, NV3174CE Rev. 05/03, NV3784 Rev. 05/03, HR105 N/A Rev. 05/03, VC2440 Rev. 05/03, NV4224 05/03 and NV5526 05/03.)

V5745 06/03